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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):    August 1, 2007
                                                  --------------------

                               Terra Systems, Inc.
             (Exact name of registrant as specified in its charter)

          Utah                       000-31483                   87-0476073
         ------                     -----------                 ------------
     (State or Other                (Commission               (I.R.S. Employer
     Jurisdiction of               File number)              Identification No.)
     Incorporation)

                     7001 S 900 E Ste 260
                         Midvale, Utah                            84070
                        ---------------                          -------
           (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (801) 208-1289



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 7.01.  Regulation FD Disclosure.

         On August 1, 2007, Terra Systems, Inc. (the "Company"), issued a press release to announce that its first Clean Coke Technology pilot plant was underway. The announcement followed a March 2007 announcement of the acquisition of certain rights from Combustion Resources, LLC, relating to the Clean Coke Technology.

         The press release is attached hereto as Exhibit 99.1 to this Report.

         In accordance with General Instruction B.2 of Form 8-K, the information in this section of this Report shall not be deemed filed for the purpose of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01         Financial Statements and Exhibits

         (d)      Exhibits

         99.1     Press Release dated August 1, 2007.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Terra Systems, Inc.
                                           (Registrant)


                                            By: /s/  Clayton Timothy
                                            --------------------------
                                               Clayton Timothy
                                               Chief Executive Officer


Date:  August 1, 2007









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